Exhibit 10.1
AMENDMENT TO
SHAREHOLDERS AGREEMENT
     AMENDMENT dated January 29, 2008 (the “Amendment”) to the Shareholders Agreement dated August 10, 2007 (the “Shareholders Agreement”) by and among Haights Cross Communications, Inc., a Delaware corporation (the “Company”), the Persons identified on Schedule A thereto as the Investors (each, an “Investor” and collectively, the “Investors”) and any other Shareholder who from time to time becomes party to the Shareholders Agreement by execution of a Joinder Agreement in substantially the form attached thereto as Exhibit A. All capitalized terms not otherwise defined herein shall have the same meaning given to them in the Shareholders Agreement.
     WHEREAS, Section 6.3 of the Shareholders Agreement provides that it may be amended by the prior written consent of the Company, a Majority Vote of the Series A Major Investor(s) and a Majority Vote of the Series B Major Investors and such parties desire to amend the Shareholders Agreement as set forth below to provide the Investor Directors with the option to elect the Chief Executive Officer of the Company to be a director of the Company.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Section 4.1(b) of the Shareholders Agreement shall be replaced in its entirety with the following:
“at the option of the majority of the Investor Directors, the then current Chief Executive Officer of the Company (the “CEO Director”) for so long as he or she is Chief Executive Officer of the Company, which individual shall initially be Peter Quandt; provided that if for any reason the CEO Director shall cease to serve as Chief Executive Officer of the Company, each of the Shareholders shall promptly vote their respective shares to remove him or her from the board if he or she has not resigned from such position and to elect the person who replaces him or her as Chief Executive Officer of the Company as the new CEO Director.”
     2. No Other Changes. Except as amended hereby, the Agreement shall remain in full force and effect and in accordance with its terms. This Amendment shall be limited solely for the purpose and to the extent expressly set forth herein and nothing express or implied shall constitute an amendment, supplement, modification or waiver to any other term, provision or condition of the Agreement.
     3. Counterparts. This Amendment may be executed and delivered (including by facsimile and PDF transmission) in any number of counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same Amendment.
     4. Governing Law. This Amendment shall be governed by and construed under the laws of the State of Delaware (without effect to conflict of law principles thereto).

          IN WITNESS WHEREOF, this Amendment has been executed as a sealed instrument by the parties hereto or their duly authorized representatives, effective as of the date first above written.
THE COMPANY:

Haights Cross Communications, Inc.
By:	/s/ Paul J. Crecca
	Name:	Paul J. Crecca
	Title:	President and Chief Executive Officer

INVESTORS:

Media/Communications Partners III Limited Partnership By: M/C III L.L.C., its General Partner

	By:	/s/ Christopher S. Gaffney
Name: Christopher S. Gaffney Title: Manager

M/C Investors L.L.C.

	By:	/s/ Christopher S. Gaffney
Name: Christopher S. Gaffney Title: Manager

Columbia Funds Master Investment Trust-Columbia High Income Master Portfolio By: MacKay Shields LLC Its: Sub-advisor

	By:	/s/ J. Matthew Philo
Name: J. Matthew Philo Title: Senior Managing Director

Columbia Funds Variable Insurance Trust 1 - Columbia High Yield Fund, Variable Series By: MacKay Shields LLC Its: Sub-advisor

	By:	/s/ J. Matthew Philo
Name: J. Matthew Philo Title: Senior Managing Director

The Mainstay Funds on Behalf of its High Yield Corporate Bond Fund By: MacKay Shields LLC Its: Sub-advisor

By:	/s/ J. Matthew Philo
Name: J. Matthew Philo Title: Senior Managing Director

The Mainstay Funds on Behalf of its Diversified Income Fund By: MacKay Shields LLC Its: Sub-advisor

By:	/s/ J. Matthew Philo
Name: J. Matthew Philo Title: Senior Managing Director

Mainstay VP Series Fund, Inc. on Behalf of its High Yield Corporate Bond Portfolio By: MacKay Shields LLC Its: Sub-advisor

By:	/s/ J. Matthew Philo
Name: J. Matthew Philo Title: Senior Managing Director

Quadrangle Debt Recovery Income Fund LP By: Monarch Alternative Capital L.P. (f/k/a Quadrangle Debt Recovery Advisors LP) Its: Advisor

By:	/s/ T.J. Vigliotta
Name: T.J. Vigliotta Title: Principal

Quadrangle Debt Opportunities Fund LP By: Monarch Alternative Capital L.P. (f/k/a Quadrangle Debt Recovery Advisors LP) Its: Advisor

By:	/s/ T.J. Vigliotta
Name: T.J. Vigliotta Title: Principal

QDRF Master Ltd. By: Monarch Alternative Capital L.P. (f/k/a Quadrangle Debt Recovery Advisors LP) Its: Advisor

By:	/s/ T.J. Vigliotta
Name: T.J. Vigliotta Title: Principal

Quadrangle Debt Recovery Income Fund Master Ltd By: Monarch Alternative Capital L.P. (f/k/a Quadrangle Debt Recovery Advisors LP) Its: Advisor

By:	/s/ T.J. Vigliotta
Name: T.J. Vigliotta Title: Principal

Quadrangle Debt Opportunities Fund Master Ltd By: Monarch Alternative Capital L.P. (f/k/a Quadrangle Debt Recovery Advisors LP) Its: Advisor

By:	/s/ T.J. Vigliotta
Name: T.J. Vigliotta Title: Principal

Glenview Capital Master Fund, Ltd.

By:	/s/ Mark Horowitz
Name: Mark Horowitz Title: Chief Operating Officer and General Counsel

Glenview Institutional Partners, L.P.

By:	/s/ Mark Horowitz
Name: Mark Horowitz Title: Chief Operating Officer and General Counsel

Glenview Capital Partners, L.P.

By:	/s/ Mark Horowitz
Name: Mark Horowitz Title: Chief Operating Officer and General Counsel

Deephaven Distressed Opportunities Trading Ltd.

By:	/s/ Jeffrey Golbus
Name: Jeffrey Golbus Title: Portfolio Manager